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                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934




                                October 13, 1998
                    --------------------------------------
               Date of Report (Date of Earliest Event Reported)


                          Airstar Technologies, Inc.
                   ------------------------------------------
             (Exact name of Registrant as specified in its charter)
                           (formerly Xecom Corp.)


Nevada                         000-27706                 87-0421-1183
--------                      -----------              ---------------
(State or other               (Commission              (IRS Employer
jurisdiction of               file Number)             Identification No.)
incorporation or
organization)



                           111 North Palm Canyon Drive
                                     Suite E
                         Palm Springs, California 92262
                    ----------------------------------------
                    (Address of principal executive offices)


          Registrant's telephone number, including area code: (760) 320-2782
                                                              --------------
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ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

     On October 13, 1998, Airstar Technologies, Inc., a Nevada Corporation, on its own behalf and on behalf of its wholly-owned subsidiary, Select Switch Systems, Inc., a Texas Corporation, filed a voluntary petition in the United States Bankruptcy Court for the Central District of California, (the "Bankruptcy Court") for protection and reorganization under Chapter 11 of the United States Bankruptcy Code. The filing was made to facilitate the restructuring of its operations and financing arrangements.

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     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


                                       AIRSTAR TECHNOLOGIES, INC.




Dated: October 13, 1998                By:    /s/ Joseph Vigliarolo
                                          -----------------------------
                                          Joseph Vigliarolo
                                          President

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